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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  June 29, 2001

                          ----------------------------
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)


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            NEVADA                             1-13498                      93-1148702
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(State or other jurisdiction of        Commission File Number            (I.R.S. Employer
incorporation or organization)                                        Identification Number)

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          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
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               (Address of Principal Executive Offices) (Zip Code)

                                 (503) 252-6233

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              (Registrant's telephone number, including area code)

                                 Not Applicable

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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

                  On July 2, 2001, Assisted Living Concepts, Inc. (the "Company") announced that an unofficial committee (the "Committee") of the holders of 64% of the outstanding principal amount of its two series of convertible subordinated debentures (collectively, the "Debentures") had not accepted a proposal concerning a restructuring of the Debentures that the Company first made to the Committee's advisors on April 12, 2001, nor had the Committee reached a consensus on any counteroffer. A confidentiality agreement and agreement to restrict trading of securities, dated May 24, 2001 (the "Confidentiality Agreement"), between the Company and the individual Committee members, expired June 30, 2001. The Company entered into the Confidentiality Agreement to facilitate negotiations with the Debenture holders concerning a restructuring of the Debentures. The Company anticipates it will continue its negotiations with certain of the Debenture holders it believes to be key to a solution. There can, however, be no assurance that these negotiations will result in any agreement for a restructuring; any agreement reached between the Company and its Debenture holders would likely be implemented through a "pre-negotiated" plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code. If the Company is unable to implement such a pre-negotiated plan, the Company will still likely seek protection under Chapter 11 of the Bankruptcy Code. A copy of the Company's press release dated July 2, 2001 has been filed as an exhibit to this Report on Form 8-K and is incorporated herein by reference.


                  Pursuant to the terms of the Confidentiality Agreement, the Company provided the Debenture holders with certain nonpublic information. One member of the Committee, Woodstead Associates LP, an affiliate of Smith Management LLC (together, "Smith Management"), demanded in a letter dated June 29, 2001 (the "Demand Letter") that the Company honor its obligation under the expiring agreement to release such information. The Demand Letter has been attached as an exhibit to this Report on Form 8-K and is incorporated herein by reference.

                  While the Company has advised Smith Management that it believes that Smith Management breached its obligations under the Confidentiality Agreement, the Company nevertheless is disclosing excerpts from the information provided to members of the Committee (such excerpts, collectively, the "Information"). The Information is attached as exhibits to this Report on Form 8-K. Please note that the Information was prepared and delivered to the Debenture holders throughout its discussions with the Committee, and the Company has not updated the information contained therein for purposes of filing it with this report. The Information also contained projections and other "forward-looking statements" within the meaning of the private securities litigation reform act of 1995, which were identified by the use of forward-looking terminology such as "may," "will," "could," "should," "expect," "anticipate," "aim," "intend," "plan," "estimate," or "continue" or the negative thereof or other variations thereof. Such forward-looking statements were necessarily based on various assumptions and estimates. Although the Company believed that these assumptions and estimates were reasonable at the time that they were made, it has not updated any projections or other forward-looking statements for purposes of this report and, accordingly, the projections and other forward-looking statements, as well as the underlying assumptions and estimates, may no longer be accurate, and you should not rely on them for any purpose. In addition, the projections and forward-looking statements were inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates, that might cause actual results to differ materially from those stated or implied by these forward-looking statements. These forward-looking statements also were also subject to


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company-specific risks and uncertainties such as those described in the Company's periodic reports filed with the Securities and Exchange Commission on Form 10-K and Form 10-Q under the Securities and Exchange Act of 1934.

     In addition, on June 19, 2001, the Company closed two nonrecourse loans from Red Mortgage Capital, Inc. ("Red Mortgage"), insured by the Office of Housing and Urban Development, in the total principal amount of $4.5 million on which interest is to accrue at the fixed rate of 7.4% per annum until fully paid. The borrowers under each of those loans are affiliated Texas limited partnerships. One loan is secured by the Colonial Lodge of McKinney facility in Texas and the other, by the Colonial Lodge of Plano facility in Texas. There are no corporate guarantors of those loans. The net proceeds of the two loans paid off the indebtedness due Red Mortgage, which had been secured by the McKinney, Plano and Paris, Texas facilities. The Paris, Texas facility is now owned by an affiliated Texas limited partnership free and clear of all liens.

     The Company has also entered into an amended and restated employment agreement with its President and Chief Executive Officer, Wm. James Nicol. A copy of Mr. Nicol's amended and restated employment agreement has been filed as an exhibit to this report on Form 8-K and is incorporated herein by reference.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      and (b) None.

         (c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                  99.1 Press Release of Assisted Living Concepts, Inc., dated July 2, 2001.

                  99.2 Letter from Smith Management LLC to Assisted Living Concepts, Inc., dated June 29, 2001.

                  99.3 Excerpts from Presentation to Creditors of Assisted Living Concepts, Inc., dated April 2001.

                  99.4 Excerpts from Assisted Living Concepts, Inc. Presentation to the Bondholder Committee, dated June 2001 (Prepared by Jefferies & Company, Inc.).

                  99.5 Excerpts from Assisted Living Concepts, Inc. Challenges and Opportunities, Confidential Executive Summary, dated June 8, 2001, as Amended.

                  99.6 Amended and Restated Employment Agreement, effective January 1, 2001, between Assisted Living Concepts, Inc. and Wm. James Nicol.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ASSISTED LIVING CONCEPTS, INC.



                                       By: /s/     Sandra Campbell
                                          -----------------------------------
                                          Name:    Sandra Campbell
                                          Title:   Secretary


Date: July 2, 2001


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                                  EXHIBIT INDEX

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     EXHIBIT NO.         DOCUMENT DESCRIPTION

         99.1     Press Release of Assisted Living Concepts, Inc., dated July 2,
                  2001.

         99.2 Letter from Smith Management LLC to Assisted Living Concepts, Inc., dated June 29, 2001.

         99.3 Excerpts from Presentation to Creditors of Assisted Living Concepts, Inc., dated April 2001.

         99.4 Excerpts from Assisted Living Concepts, Inc. Presentation to the Bondholder Committee, dated June 2001 (Prepared by Jefferies & Company, Inc.).

         99.5 Excerpts from Assisted Living Concepts, Inc. Challenges and Opportunities, Confidential Executive Summary, dated June 8, 2001, as Amended.

         99.6 Amended and Restated Employment Agreement, effective January 1, 2001, between Assisted Living Concepts, Inc. and Wm. James Nicol.
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